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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report                                                 July 19, 2002
(Date of earliest event reported)                              July 19, 2002


                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

        1-13676                                        36-3846489
(Commission File Number)                 (I.R.S. Employer Identification Number)



310 South Schuyler Avenue, Kankakee, Illinois                          60901
  (Address of principal executive offices)                        (Zip Code)



                                 (815) 937-4440
              (Registrant's telephone number, including area code)


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Item 5.  Other Information

On July 19, 2002, Kankakee Bancorp, Inc. issued a news release announcing its earnings for the quarter ended June 30, 2002, as well as other recent corporate events. The news release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.

              99.1 News Release dated July 19, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KANKAKEE BANCORP, INC.


Dated: July 19, 2002                  By: /s/ Ronald J. Walters
                                          --------------------------------------
                                              Ronald J. Walters
                                              Vice President and Treasurer